Exhibit B

Charter and Bylaws
Commission Filing
Dominion Resources, Inc.
Articles of Incorporation as in effect August 9, 1999	Exhibit B-1, Form U5B
Articles of Amendment, establishing Series A Preferred Stock, effective March 12, 2001	Exhibit 3.2, Form S-4, dated September 20, 2001, File No. 1-8489
Bylaws as in effect on October 20, 2000	Exhibit 3, Form 10-Q for the quarter ended September 30, 2000, File No. 1-8489

CNG International Corporation
Certificate of Incorporation, effective January 19, 1996	Exhibit B-12, Form U5B
Bylaws, effective August 1, 1996	Exhibit B-12, Form U5B

Consolidated Natural Gas Company
Certificate of Incorporation, as amended, effective January 28, 2000	Exhibit B-10, Form U5B
Bylaws, as amended, effective December 15, 2000	Exhibit B-1, Form U5S for the year ended December 31, 2000

Dominion Capital, Inc.
Articles of Incorporation, as amended and restated, effective July 28, 1986	Exhibit B-2, Form U5B
Bylaws, as amended, effective October 15, 1999	Exhibit B-2, Form U5B

Dominion Cove Point
Articles of Incorporation, dated August 13, 2002	Filed herewith
Bylaws, effective August 13, 2002	Filed herewith

Dominion Energy, Inc.
Articles of Restatement, effective April 14, 1989	Exhibit B-3, Form U5B
Bylaws, as amended, effective October 15, 1999	Exhibit B-3, Form U5B

Dominion Exploration & Production, Inc.
Certificate of Incorporation, as amended, April 12, 2000	Exhibit B-4, Form U5B
Bylaws, as amended, effective January 1, 2002	(filed herewith)

Dominion Field Services, Inc.
Certificate of Incorporation, as amended April 1, 2000	Exhibit B-6, Form U5B
Bylaws, as amended April 1, 2000	Exhibit B-6, Form U5B

Dominion Nuclear, Inc.
Certificate of Incorporation, effective August 3, 2000	(filed herewith)
Certficate of Amendment, effective August 23, 2000	(filed herewith)
Bylaws, as amended, effective August 23, 2000	(filed herewith)

Commission Filing

Dominion Oklahoma Texas Exploration & Production, Inc.
Certificate of Incorporation, effective September 21, 2001	(filed herewith)
Bylaws, effective September 21, 2001	(filed herewith)

Dominion Reserves, Inc.
Articles of Incorporation, effective November 1, 1988	(filed herewith)
Bylaws, amended and restated effective December 15, 1997	(filed herewith)

Dominion Resources Services, Inc.
Articles of Incorporation, as amended December 19, 2000	Exhibit B-4, Form U5S for the year ended December 31, 2000
Bylaws, as amended, effective December 31, 2000	Exhibit B-5 Form U5S for the year ended December 31, 2000,

Dominion Retail, Inc.
Certificate of Incorporation, as amended September 5, 2000	Exhibit B-6, Form U5S for the year ended December 31, 2000
Bylaws, as amended effective September 5, 2000	Exhibit B-7 Form U5S for the year ended December 31, 2000
Dominion Stateline, Inc.
Certificate of Incorporation, dated February 21, 2002	Filed herewith
Bylaws, effective February 21, 2002	Filed herewith

Dominion Transmission, Inc.
Certificate of Incorporation, as amended, effective April 11, 2000	Exhibit B-5, Form U5B
Bylaws, as amended, effective April 11, 2000	Exhibit B-5, Form U5B

DT Services, Inc.
Article of Incorporation, dated December 19, 2000	Filed herewith
Bylaws, As Amended and Restated effective March 1, 2001	Filed herewith

Hope Gas, Inc.
Certificate of Incorporation, as amended, effective October 13, 1994	Exhibit B-15, Form U5B
Bylaws, as amended, effective June 1, 1998	Exhibit B-15, Form U5B

The East Ohio Gas Company
Articles of Incorporation, as amended, effective June 17, 1993	Exhibit B-14, Form U5B
Regulations, as amended, effective September 15, 1999	Exhibit B-14, Form U5B

The Peoples Natural Gas Company
Articles of Incorporation, as amended, effective September 2, 1993	Exhibit B-16, Form U5BS
Bylaws, as amended, effective September 15, 1999	(filed herewith)

Virginia Electric and Power Company
Articles of Incorporation, as amended and restated, effective May 6, 1999, as amended December 6, 2002.	Exhibit 3.1, Form 10-K for the year ended December 31, 2002, File No. 1-2255.
Bylaws, as amended, effective April 28, 2000	Exhibit 3, Form 10-Q for the period ended March 31, 2000, File No. 1-2255

DOMINION COVE POINT, INC.
ARTICLES OF INCORPORATION

ARTICLE I
NAME

1.1 The name of the Corporation is Dominion Cove Point, Inc. (hereinafter referred to as the "Company").

ARTICLE II
PURPOSE

2.1 The Company is organized to engage in any lawful business not required by the Virginia Stock Corporation Act to be stated in the Articles of Incorporation.

ARTICLE III
AUTHORIZED SHARES

3.1 Number and Designation. The aggregate number and designation of shares that the Company shall have authority to issue is 1,000 shares of Common Stock without par value.

3.2 Preemptive Rights. No holder of outstanding shares shall have any preemptive right with respect to (i) any shares of any class of the Company, whether now or hereafter authorized, (ii) any warrants, rights or options to purchase any such shares, or (iii) any obligations convertible into any such shares or into warrants, rights or options to purchase any such shares.

3.3 Voting; Distribution. The holders of the Common Shares shall have unlimited voting rights and are entitled to receive distributions, including dividends, when declared by the Board of Directors and the net assets of the Company upon the liquidation, dissolution or winding up of the affairs of the Company.

ARTICLE IV
REGISTERED OFFICE AND REGISTERED AGENT

4.1 The name of the Company's initial registered agent is Commonwealth Legal Services Corporation. The initial registered agent is a domestic corporation authorized to transact business in Virginia. The Company's initial registered office address, which is the business address of the initial registered agent, is 4701 Cox Road, Suite 301, Glen Allen, Virginia 23060-6802. The registered office is physically located in the county of Henrico.

ARTICLE V
LIMIT ON LIABILITY AND INDEMNIFICATION

5.1 Definitions. For purposes of this Article the following definitions shall apply:

(i) "Company" means the Company only and no predecessor entity or other legal entity;

(ii) "expenses" include counsel fees, expert witness fees, and costs of investigation, litigation and appeal, as well as any amounts expended in asserting a claim for indemnification;

(iii) "liability" means the obligation to pay a judgment, settlement, penalty, fine, or other such obligation, including, without limitation, any excise tax assessed with respect to an employee benefit plan;

(iv) "legal entity" means a corporation, partnership, joint venture, trust, employee benefit plan or other enterprise;

(v) "predecessor entity" means a legal entity the existence of which ceased upon its acquisition by the Company in a merger or otherwise; and

(vi) "proceeding" means any threatened, pending, or completed action, suit, proceeding or appeal whether civil, criminal, administrative or investigative and whether formal or informal.

5.2 Limit on Liability. In every instance in which the Virginia Stock Corporation Act, as it exists on the date hereof or may hereafter be amended, permits the limitation or elimination of liability of directors or officers of a corporation to the corporation or its shareholders, the directors and officers of this Company shall not be liable to the Company or its shareholders.

5.3 Indemnification of Directors and Officers. The Company shall indemnify any individual who is, was or is threatened to be made a party to a proceeding (including a proceeding by or in the right of the Company) because such individual is or was a director or officer of the Company or because such individual is or was serving the Company, or any other legal entity in any capacity at the request of the Company while a director or officer of the Company, against all liabilities and reasonable expenses incurred in the proceeding except such liabilities and expenses as are incurred because of such individual's willful misconduct or knowing violation of the criminal law. Service as a director or officer of a legal entity controlled by the Company shall be deemed service at the request of the Company. The determination that indemnification under this Section 5.3 is permissible and the evaluation as to the reasonableness of expenses in a specific case shall be made, in the case of a director, as provided by law, and in the case of an officer, as provided in Section 5.4 of this Article; provided, however, that if a majority of the directors of the Company has changed after the date of the alleged conduct giving rise to a claim for indemnification, such determination and evaluation shall, at the option of the person claiming indemnification, be made by special legal counsel agreed upon by the Board of Directors and such person. Unless a determination has been made that indemnification is not permissible, the Company shall make advances and reimbursements for expenses incurred by a director or officer in a proceeding upon receipt of an undertaking from such director or officer to repay the same if it is ultimately determined that such director or officer is not entitled to indemnification. Such undertaking shall be an unlimited, unsecured general obligation of the director or officer and shall be accepted without reference to such director's or officer's ability to make repayment. The termination of a proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent shall not of itself create a presumption that a director or officer acted in such a manner as to make such director or officer ineligible for indemnification. The Company is authorized to contract in advance to indemnify and make advances and reimbursements for expenses to any of its directors or officers to the same extent provided in this Section 5.3.

5.4 Indemnification of Others. The Company may, to a lesser extent or to the same extent that it is required to provide indemnification and make advances and reimbursements for expenses to its directors and officers pursuant to Section 5.3, provide indemnification and make advances and reimbursements for expenses to its employees and agents, the directors, officers, employees and agents of its subsidiaries and predecessor entities, and any person serving any other legal entity in any capacity at the request of the Company, and may contract in advance to do so. The determination that indemnification under this Section 5.4 is permissible, the authorization of such indemnification and the evaluation as to the reasonableness of expenses in a specific case shall be made as authorized from time to time by general or specific action of the Board of Directors, which action may be taken before or after a claim for indemnification is made, or as otherwise provided by law. No person's rights under Section 5.3 of this Article shall be limited by the provisions of this Section 5.4.

5.5 Miscellaneous. The rights of each person entitled to indemnification under this Article shall inure to the benefit of such person's heirs, executors and administrators. Special legal counsel selected to make determinations under this Article may be counsel for the Company. Indemnification pursuant to this Article shall not be exclusive of any other right of indemnification to which any person may be entitled, including indemnification pursuant to a valid contract, indemnification by legal entities other than the Company and indemnification under policies of insurance purchased and maintained by the Company or others. However, no person shall be entitled to indemnification by the Company to the extent such person is indemnified by another, including an insurer. The Company is authorized to purchase and maintain insurance against any liability it may have under this Article or to protect any of the persons named above against any liability arising from their service to the Company or any other legal entity at the request of the Company regardless of the Company's power to indemnify against such liability. The provisions of this Article shall not be deemed to preclude the Company from entering into contracts otherwise permitted by law with any individuals or legal entities, including those named above. If any provision of this Article or its application to any person or circumstance is held invalid by a court of competent jurisdiction, the invalidity shall not affect other provisions or applications of this Article, and to this end the provisions of this Article are severable.

5.6 Amendments. No amendment, modification or repeal of this Article shall diminish the rights provided hereunder to any person arising from conduct or events occurring before the adoption of such amendment, modification or repeal.

ARTICLE VI
DIRECTORS

6.1 The number of directors of the Company may be fixed by the bylaws.

6.2 The number of directors constituting the initial board of directors is one, and the name and address of such person who is to serve as the initial director until the first annual meeting of the shareholders or until a successor is elected and qualified is:

NAME	ADDRESS

Thomas F. Farrell, II	120 Tredegar Street Richmond, Virginia

Dated: August 13, 2002	By: /s/ E. J. Marks, III E. J. Marks, III, Incorporator

DOMINION COVE POINT, INC.

BYLAWS

EFFECTIVE AUGUST 13, 2002

DOMINION COVE POINT, INC.

A Virginia Corporation

BYLAWS

ARTICLE I
MEETINGS OF SHAREHOLDERS

1.1 Place and Time of Meetings. Meetings of shareholders shall be held at such place, either within or without the Commonwealth of Virginia, and at such time as may be provided in the notice of the meeting and approved by the Chairman of the Board of Directors (the "Chairman"), the President or the Board of Directors.

1.2 Presiding Officer; Secretary. The Chairman shall preside over all meetings of the shareholders. If he or she is not present, or if there is none in office, the President or a Vice President shall preside, or, if none be present, a Chairman shall be elected by the meeting. The Secretary of the Company shall act as secretary of all the meetings, if present. If he or she is not present, the Chairman shall appoint a secretary of the meeting.

1.3 Annual Meeting. The annual meeting of shareholders shall be held on the first Monday in June of each year or on such date as may be designated by resolution of the Board of Directors from time to time for the purpose of electing directors and conducting such other business as may properly come before the meeting.

1.4 Special Meetings. Special meetings of the shareholders may be called by the Chairman, the President or the Board of Directors and shall be called by the Secretary upon demand of shareholders as required by law. Only business within the purpose or purposes described in the notice for a special meeting of shareholders may be conducted at the meeting.

1.5 Record Dates. The record date for determining shareholders entitled to demand a special meeting is the date the first shareholder signs the demand that the meeting be held.

Except as is provided in the preceding paragraph the Board of Directors may fix, in advance, a record date to make a determination of shareholders for any purpose, such date to be not more than 70 days before the meeting or action requiring a determination of shareholders. If no such record date is set for the determination of shareholders entitled to notice of or to vote at a meeting of shareholders, or for the determination of shareholders entitled to receive payment of a dividend, then the record date shall be the close of business on the day before the date on which the first notice is given or the date on which the resolution of the Board of Directors declaring such dividend is adopted, as the case may be.

When a determination of shareholders entitled to notice of or to vote at any meeting of shareholders has been made, such determination shall be effective for any adjournment of the meeting unless the Board of Directors fixes a new record date, which it shall do if the meeting is adjourned to a date more than 120 days after the date fixed for the original meeting.

1.6 Notice of Meetings. Written notice stating the place, day and hour of each meeting of shareholders and, in case of a special meeting, the purpose or purposes for which the meeting is called shall be given not less than 10 nor more than 60 days before the date of the meeting (except when a different time is required in these Bylaws or by law) either personally or by mail, electronic mail, telecopy facsimile or other form of wire or wireless communication, or by private courier to each shareholder of record entitled to vote at such meeting and to such nonvoting shareholders as may be required by law. If mailed, such notice shall be deemed to be effective when deposited in first class United States mail with postage thereon prepaid and addressed to the shareholder at his or her address as it appears on the share transfer books of the Company. If given in any other manner, such notice shall be deemed to be effective (i) when given personally or by telephone, (ii) when sent by electronic mail, telecopy facsimile or other form of wire or wireless communication or (iii) when given to a private courier to be delivered.

If a meeting is adjourned to a different date, time or place, notice need not be given if the new date, time or place is announced at the meeting before adjournment. However, if a new record date for an adjourned meeting is fixed, notice of the adjourned meeting shall be given to shareholders as of the new record date unless a court provides otherwise.

1.7 Waiver of Notice; Attendance at Meeting. A shareholder may waive any notice required by law, the Articles of Incorporation or these Bylaws before or after the date and time of the meeting that is the subject of such notice. The waiver shall be in writing or reproduced from an electronic transmission, be signed by the shareholder entitled to the notice and be delivered to the Secretary for inclusion in the minutes or filing with the corporate records.

A shareholder's attendance at a meeting (i) waives objection to lack of notice or defective notice of the meeting unless the shareholder, at the beginning of the meeting, objects to holding the meeting or transacting business at the meeting and (ii) waives objection to consideration of a particular matter at the meeting that is not within the purpose or purposes described in the meeting notice unless the shareholder objects to considering the matter when it is presented.

1.8 Quorum and Voting Requirements. Unless otherwise required by law, a majority of the votes entitled to be cast on a matter constitutes a quorum for action on that matter. Once a share is represented for any purpose at a meeting, it is deemed present for quorum purposes for the remainder of the meeting and for any adjournment of that meeting unless a new record date is or shall be set for that adjourned meeting. If a quorum exists, action on a matter, other than the election of directors, is approved if the votes cast favoring the action exceed the votes cast opposing the action unless a greater or different number of affirmative votes is required by law or the Articles of Incorporation or these Bylaws. Directors shall be elected by a plurality of the votes cast by the shares entitled to vote in the election at a meeting at which a quorum is present. Less than a quorum may adjourn a meeting.

1.9 Action Without Meeting. Action required or permitted to be taken at a meeting of the shareholders may be taken without a meeting and without action by the Board of Directors if the action is taken by all the shareholders entitled to vote on the action. The action shall be evidenced by one or more written consents describing the action taken, signed by all the shareholders entitled to vote on the action and delivered to the Secretary for inclusion in the minutes or filing with the corporate records. The form of written consent may include an electronic transmission. Action taken by unanimous consent shall be effective according to its terms when all consents are in the possession of the Company unless the consent specifies a different effective date, in which event the action taken shall be effective as of the date specified therein provided that the consent states the date of execution by each shareholder. A shareholder may withdraw a consent only by delivering a written notice of withdrawal to the Company prior to the time that all consents are in the possession of the Company.

If not otherwise fixed pursuant to the provisions of Section 1.5, the record date for determining shareholders entitled to take action without a meeting is the date the first shareholder signs the consent described in the preceding paragraph.

1.10 Inspectors of Election. The Chairman of the meeting may appoint one or more inspectors of election to determine the qualifications of voters, the validity of proxies and the results of ballots.

ARTICLE II
DIRECTORS

2.1 General Powers. The Company shall have a Board of Directors. All corporate powers shall be exercised by or under the authority of, and the business and affairs of the Company managed under the direction of, its Board of Directors, subject to any limitation set forth in the Articles of Incorporation, and so far as this delegation of authority is not inconsistent with the laws of the Commonwealth of Virginia, with the Articles of Incorporation or with these Bylaws.

2.2 Number, Term and Election. The number of directors of the Company may be fixed or changed from time to time by resolution of the Board of Directors but shall not be less than one (1) nor more than ten (10) directors. A decrease in the number of directors shall not shorten the term of any incumbent director. Each director shall hold office until his or her death, resignation, retirement or removal or until his or her successor is elected.

2.3 Removal; Vacancies. The shareholders may remove one or more directors, with or without cause, if the number of votes cast for such removal constitutes a majority of the votes entitled to be cast at an election of directors.

A director may be removed by the shareholders only at a meeting called for the purpose of removing him or her and the meeting notice must state that the purpose, or one of the purposes of the meeting, is removal of the director.

A vacancy on the Board of Directors, including a vacancy resulting from the removal of a director or an increase in the number of directors, may be filled by (i) the shareholders, (ii) the Board of Directors or (iii) the affirmative vote of a majority of the remaining directors though less than a quorum of the Board of Directors and may, in the case of a resignation that will become effective at a specified later date, be filled before the vacancy occurs, but the new director may not take office until the vacancy occurs.

2.4 Annual and Regular Meetings. An annual meeting of the Board of Directors, which shall be considered a regular meeting, shall be held immediately following each annual meeting of shareholders for the purpose of electing officers and carrying on such other business as may properly come before the meeting. The Board of Directors may also adopt a schedule of additional meetings which shall be considered regular meetings. Regular meetings shall be held at such times and at such places, within or without the Commonwealth of Virginia, as the Chairman, the President or the Board of Directors shall designate from time to time. If no place is designated, regular meetings shall be held at the principal office of the Company.

2.5 Special Meetings. Special meetings of the Board of Directors may be called by the Chairman, the President or a majority of the directors of the Company and shall be held at such times and at such places, within or without the Commonwealth of Virginia, as the person or persons calling the meetings shall designate. If no such place is designated in the notice of a meeting, it shall be held at the principal office of the Company.

2.6 Notice of Meetings. No notice need be given of regular meetings of the Board of Directors.

Notices of special meetings of the Board of Directors shall be given to each director in person or delivered to his or her residence or business address (or such other place as he may have directed in writing) not less than twenty-four (24) hours before the meeting by mail, electronic mail, messenger, telecopy facsimile or other means of written communication or by telephoning such notice to him or her. Any such notice shall be given by the Secretary, the directors or the officer calling the meeting and shall set forth the time and place of the meeting and state the purpose for which it is called.

2.7 Waiver of Notice; Attendance at Meeting. A director may waive any notice required by law, the Articles of Incorporation or these Bylaws before or after the date and time stated in the notice and such waiver shall be equivalent to the giving of such notice. Except as provided in the next paragraph of this section, the waiver shall be in writing or reproduced from an electronic transmission, signed by the director entitled to the notice and filed with the minutes or corporate records.

A director's attendance at or participation in a meeting waives any required notice to him or her of the meeting unless the director, at the beginning of the meeting or promptly upon his or her arrival, objects to holding the meeting or transacting business at the meeting and does not thereafter vote for or assent to action taken at the meeting.

2.8 Quorum; Voting. A majority of the number of directors fixed in accordance with these Bylaws shall constitute a quorum for the transaction of business at a meeting of the Board of Directors. If a quorum is present when a vote is taken, the affirmative vote of a majority of the directors present is the act of the Board of Directors except as otherwise provided by law, the Articles of Incorporation or these Bylaws. A director who is present at a meeting of the Board of Directors or a committee of the Board of Directors when corporate action is taken is deemed to have assented to the action taken unless (i) he or she objects, at the beginning of the meeting or promptly upon his or her arrival, to holding it or transacting specified business at the meeting or (ii) he or she votes against or abstains from the action taken.

2.9 Telephonic Meetings. The Board of Directors may permit any or all directors to participate in a regular or special meeting by or conduct the meeting through the use of any means of communication by which all directors participating may simultaneously hear each other during the meeting. A director participating in a meeting by this means is deemed to be present in person at the meeting.

2.10 Action Without Meeting. Action required or permitted to be taken at a meeting of the Board of Directors may be taken without a meeting if the action is taken by all members of the Board. The action shall be evidenced by one or more written consents stating the action taken, signed by each director either before or after the action is taken and included in the minutes or filed with the corporate records. The form of written consent may include an electronic transmission. Action taken under this section shall be effective when the last director signs the consent unless the consent specifies a different effective date, in which event the action taken is effective as of the date specified therein, provided the consent states the date of execution by each director.

2.11 Compensation. The Board of Directors may fix the compensation of directors and may provide for the payment of all expenses incurred by them in attending meetings of the Board of Directors.

ARTICLE III
OFFICERS

3.1 Officers. The officers of the Company shall be a President and a Secretary and, in the discretion of the Board of Directors, a Chairman of the Board of Directors, one or more Vice-Presidents, a Treasurer and such other officers as may be deemed necessary or advisable to carry on the business of the Company. Any two or more offices may be held by the same person unless otherwise required by law. The Board of Directors may designate the Chief Executive Officer.

3.2 Election; Term. Officers shall be elected at the annual meeting of the Board of Directors and may be elected at such other time or times as the Board of Directors shall determine. They shall hold office, unless removed, until the next annual meeting of the Board of Directors or until their successors are elected. Any officer may resign at any time upon written notice to the Board of Directors and such resignation shall be effective when notice is delivered unless the notice specifies a later effective date. Vacancies among the officers shall be filled by a vote of the Board of Directors.

3.3 Removal of Officers. The Board of Directors may remove any officer at any time, with or without cause.

3.4 Duties of Officers. The President and the other officers shall have such powers and duties as generally pertain to their respective offices as well as such powers and duties as may be delegated to them from time to time by the Board of Directors. The President and each Vice President shall have authority to sign certificates for shares of stock, bonds, deeds and all manner of contracts necessary, expedient in or incident to the conduct of the Company's business and to delegate such authority in accordance with the Company's policies and procedures, in such manner as may be approved by the President.

ARTICLE IV
SHARE CERTIFICATES

4.1 Entitlement. Every shareholder shall be entitled to a certificate or certificates for shares of record owned by him or her in such form as may be prescribed by the Board of Directors. Such certificates shall be signed by the President or a Vice President and by the Treasurer or an Assistant Treasurer or the Secretary or an Assistant Secretary.

4.2 Authorization to Issue. Notwithstanding the foregoing, the Board of Directors may authorize the issue of some or all of the shares of any or all of its classes or series without certificates. Within a reasonable time after the issue or transfer of shares without certificates, the Company shall send the shareholder a written statement of the information required on certificates by the Virginia Stock Corporation Act or other applicable law.

4.3 Transfer of Shares. Shares may be transferred by delivery of the certificate accompanied either by an assignment in writing on the back of the certificate or by a written power of attorney to sell, assign and transfer the same on the books of the Company, signed by the person appearing from the certificate to be the owner of the shares represented thereby, and shall be transferable on the books of the Company upon surrender thereof so assigned or endorsed. The person registered on the books of the Company as the owner of any shares shall be entitled exclusively, as the owner of such shares, to receive dividends and to vote in respect thereof.

ARTICLE V
MISCELLANEOUS PROVISIONS

5.1 Voting of Shares Held. Unless the Board of Directors shall otherwise provide, the Chairman of the Board of Directors, the President, any Vice President, or the Secretary may from time to time appoint one or more attorneys-in-fact or agents of the Company, in the name and on behalf of the Company, to cast the votes that the Company may be entitled to cast as a shareholder or otherwise in any other corporation, any of whose stock or securities of which may be held by the Company, at the meeting of the holders of any such other corporation, or to consent in writing to any action by any such other corporation, and may instruct the person or persons so appointed as to the manner of casting such votes or giving such consent, and may execute or cause to be executed on behalf of the Company such written proxies, consents, waivers of other instruments as he or she may deem necessary or proper; or either the Chairman of the Board of Directors, the President or the Secretary may himself or herself attend any meeting of the shareholders of any such other corporation and thereat vote or exercise any or all other powers of the Company as the shareholder of such other corporation.

5.2 Corporate Seal. In the discretion of the officers, the Company may have a corporate seal. If created, the corporate seal of the Company shall consist of a flat-faced circular die, of which there may be any number of counterparts, on which there shall be engraved the word "Seal" and the name of the Company.

5.3 Fiscal Year. The fiscal year of the Company shall be determined in the discretion of the Board of Directors, but in the absence of any such determination it shall be the calendar year.

5.4 Amendments. These Bylaws may be amended or repealed, and new Bylaws may be made at any regular or special meeting of the Board of Directors. Bylaws made by the Board of Directors may be repealed or changed and new Bylaws may be made by the shareholders, and the shareholders may prescribe that any Bylaw made by them shall not be altered, amended or repealed by the Board of Directors.

DOMINION STATE LINE, INC.
CERTIFICATE OF INCORPORATION

ARTICLE I
NAME

The name of the corporation is Dominion State Line, Inc. (hereinafter referred to as the "Corporation").

ARTICLE II
PURPOSE

The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware.

ARTICLE III
AUTHORIZED SHARES

The total number of shares of stock that the Corporation shall have authority to issue is 1,000. All such shares are to be Common Stock, no par value per share, and are to be of one class.

ARTICLE IV
REGISTERED OFFICE AND REGISTERED AGENT

The address of the Corporation's registered office in the State of Delaware is Corporation Trust Center, 1209 Orange Street, County of New Castle, Wilmington, Delaware 19801. The name of its registered agent at such address is The Corporation Trust Company.

ARTICLE V
INCORPORATOR

The incorporator of the Corporation is E. J. Marks, III, whose mailing address is c/o Dominion, 625 Liberty Avenue, 18th Floor, Pittsburgh, PA 15222.

ARTICLE VI
BYLAWS

In furtherance and not in limitation of the powers conferred by the laws of the State of Delaware, the Board of Directors of the Corporation is expressly authorized to make, alter and repeal the bylaws of the Corporation, subject to the power of the stockholders of the Corporation to alter or repeal any bylaws whether adopted by them or otherwise.

ARTICLE VII
LIMIT ON LIABILITY

No director of this corporation shall be liable to the corporation or its stockholders for monetary damages for breach or breaches of fiduciary duties as a director, provided that the provisions of this article shall not eliminate or limit the liability of a director (i) for any breach of the director's duty of loyalty to the corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of the law, (iii) under Section 174 of the Delaware General Corporation Law, or (iv) for any transaction for which the director derived an improper personal benefit. Any amendment, modification or repeal of this Article VII shall not adversely affect any right or protection of a director of the Corporation hereunder in respect of any act or omission occurring prior to the time of such amendment, modification or repeal.

ARTICLE VIII
DIRECTORS

The powers of the incorporator are to terminate upon the filing of this Certificate of Incorporation. The name and mailing address of the person who is to serve as the initial director of the Corporation until the first annual meeting of stockholders of the Corporation, or until his successor is elected and qualified, is:
NAME	ADDRESS

Thomas F. Farrell, II	120 Tredegar Street Richmond, Virginia

Unless and except to the extent that the bylaws of the Corporation shall so require, the election of directors of the Corporation need not be by written ballot. The number of directors shall be fixed in the bylaws.

IN WITNESS WHEREOF, the undersigned incorporator hereby acknowledges that, the foregoing Certificate of Incorporation is his act and deed on this 21st day of February 2002.

/s/ E. J. Marks, III E. J. Marks, III, Incorporator

DT SERVICES, INC.
ARTICLES OF INCORPORATION

ARTICLE I
NAME

1.1 The name of the corporation is DT Services, Inc. (hereinafter referred to as the "Company").

ARTICLE II
PURPOSE

2.1 The Company is organized to engage in any lawful business not required by the Virginia Stock Corporation Act to be stated in the Articles of Incorporation.

ARTICLE III
AUTHORIZED SHARES

3.1 Number and Designation. The aggregate number and designation of shares that the Company shall have authority to issue is 7,000,000 shares of Common Stock without par value.

3.2 Preemptive Rights. No holder of outstanding shares shall have any preemptive right with respect to (i) any shares of any class of the Company, whether now or hereafter authorized, (ii) any warrants, rights or options to purchase any such shares, or (iii) any obligations convertible into any such shares or into warrants, rights or options to purchase any such shares.

3.3 Voting; Distribution. The holders of the Common Shares shall have unlimited voting rights and are entitled to receive distributions, including dividends, when declared by the Board of Directors and the net assets of the Company upon the liquidation, dissolution or winding up of the affairs of the Company.

ARTICLE IV
REGISTERED OFFICE AND REGISTERED AGENT

4.1 The name of the corporation's initial registered agent is Commonwealth Legal Services Corporation. The initial registered agent is a professional corporation registered under Section 54.1-3902, Code of Virginia. The corporation's initial registered office address, which is the business address of the initial registered agent, is 4701 Cox Road, Suite 301, Glen Allen, Virginia 23060-6802. The registered office is physically located in the county of Henrico.

ARTICLE V
LIMIT ON LIABILITY AND INDEMNIFICATION

5.1 Definitions. For purposes of this Article the following definitions shall apply:

(i) "Company" means this Corporation only and no predecessor entity or other legal entity;

(ii) "expenses" include counsel fees, expert witness fees, and costs of investigation, litigation and appeal, as well as any amounts expended in asserting a claim for indemnification;

(iii) "liability" means the obligation to pay a judgment, settlement, penalty, fine, or other such obligation, including, without limitation, any excise tax assessed with respect to an employee benefit plan;

(iv) "legal entity" means a corporation, partnership, joint venture, trust, employee benefit plan or other enterprise;

(v) "predecessor entity" means a legal entity the existence of which ceased upon its acquisition by the Company in a merger or otherwise; and

(vi) "proceeding" means any threatened, pending, or completed action, suit, proceeding or appeal whether civil, criminal, administrative or investigative and whether formal or informal.

5.2 Limit on Liability. In every instance in which the Virginia Stock Corporation Act, as it exists on the date hereof or may hereafter be amended, permits the limitation or elimination of liability of directors or officers of a corporation to the corporation or its shareholders, the directors and officers of this Company shall not be liable to the Company or its shareholders.

5.3 Indemnification of Directors and Officers. The Company shall indemnify any individual who is, was or is threatened to be made a party to a proceeding (including a proceeding by or in the right of the Company) because such individual is or was a director or officer of the Company or because such individual is or was serving the Company, or any other legal entity in any capacity at the request of the Company while a director or officer of the Company, against all liabilities and reasonable expenses incurred in the proceeding except such liabilities and expenses as are incurred because of such individual's willful misconduct or knowing violation of the criminal law. Service as a director or officer of a legal entity controlled by the Company shall be deemed service at the request of the Company. The determination that indemnification under this Section 5.3 is permissible and the evaluation as to the reasonableness of expenses in a specific case shall be made, in the case of a director, as provided by law, and in the case of an officer, as provided in Section 5.4 of this Article; provided, however, that if a majority of the directors of the Company has changed after the date of the alleged conduct giving rise to a claim for indemnification, such determination and evaluation shall, at the option of the person claiming indemnification, be made by special legal counsel agreed upon by the Board of Directors and such person. Unless a determination has been made that indemnification is not permissible, the Company shall make advances and reimbursements for expenses incurred by a director or officer in a proceeding upon receipt of an undertaking from such director or officer to repay the same if it is ultimately determined that such director or officer is not entitled to indemnification. Such undertaking shall be an unlimited, unsecured general obligation of the director or officer and shall be accepted without reference to such director's or officer's ability to make repayment. The termination of a proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent shall not of itself create a presumption that a director or officer acted in such a manner as to make such director or officer ineligible for indemnification. The Company is authorized to contract in advance to indemnify and make advances and reimbursements for expenses to any of its directors or officers to the same extent provided in this Section 5.3.

5.4 Indemnification of Others. The Company may, to a lesser extent or to the same extent that it is required to provide indemnification and make advances and reimbursements for expenses to its directors and officers pursuant to Section 5.3, provide indemnification and make advances and reimbursements for expenses to its employees and agents, the directors, officers, employees and agents of its subsidiaries and predecessor entities, and any person serving any other legal entity in any capacity at the request of the Company, and may contract in advance to do so. The determination that indemnification under this Section 5.4 is permissible, the authorization of such indemnification and the evaluation as to the reasonableness of expenses in a specific case shall be made as authorized from time to time by general or specific action of the Board of Directors, which action may be taken before or after a claim for indemnification is made, or as otherwise provided by law. No person's rights under Section 5.3 of this Article shall be limited by the provisions of this Section 5.4.

5.5 Miscellaneous. The rights of each person entitled to indemnification under this Article shall inure to the benefit of such person's heirs, executors and administrators. Special legal counsel selected to make determinations under this Article may be counsel for the Company. Indemnification pursuant to this Article shall not be exclusive of any other right of indemnification to which any person may be entitled, including indemnification pursuant to a valid contract, indemnification by legal entities other than the Company and indemnification under policies of insurance purchased and maintained by the Company or others. However, no person shall be entitled to indemnification by the Company to the extent such person is indemnified by another, including an insurer. The Company is authorized to purchase and maintain insurance against any liability it may have under this Article or to protect any of the persons named above against any liability arising from their service to the Company or any other legal entity at the request of the Company regardless of the Company's power to indemnify against such liability. The provisions of this Article shall not be deemed to preclude the Company from entering into contracts otherwise permitted by law with any individuals or legal entities, including those named above. If any provision of this Article or its application to any person or circumstance is held invalid by a court of competent jurisdiction, the invalidity shall not affect other provisions or applications of this Article, and to this end the provisions of this Article are severable.

5.6 Amendments. No amendment, modification or repeal of this Article shall diminish the rights provided hereunder to any person arising from conduct or events occurring before the adoption of such amendment, modification or repeal.

ARTICLE VI
DIRECTORS

6.1 The number of directors of the Company may be fixed by the bylaws.

6.2 The number of directors constituting the initial board of directors is one, and the name and address of such person who is to serve as the initial director until the first annual meeting of the shareholders or until a successor is elected and qualified is:

NAME	ADDRESS

Edgar M. Roach, Jr.	625 Liberty Avenue, 22nd Floor Pittsburgh, PA 15222-3199

Dated: December 19, 2000	By: /s/ Mark O. WebbI Mark O. Webb, Incorporator

DT SERVICES, INC.

BYLAWS

As Amended and Restated effective March 1, 2001

DT SERVICES, INC.
A Virginia Corporation

AMENDED AND RESTATED BYLAWS

ARTICLE I

MEETINGS OF SHAREHOLDERS

1.1 Place and Time of Meetings. Meetings of shareholders shall be held at such place, either within or without the Commonwealth of Virginia, and at such time as may be provided in the notice of the meeting and approved by the Chairman of the Board of Directors (the "Chairman"), the President or the Board of Directors.

1.2 Presiding Officer; Secretary. The Chairman shall preside over all meetings of the shareholders. If he or she is not present, or if there is none in office, the President or a Vice President shall preside, or, if none be present, a Chairman shall be elected by the meeting. The Secretary of the Company shall act as secretary of all the meetings, if present. If he or she is not present, the Chairman shall appoint a secretary of the meeting.

1.3 Annual Meeting. The annual meeting of shareholders shall be held on the third Tuesday in May of each year or on such date as may be designated by resolution of the Board of Directors from time to time for the purpose of electing directors and conducting such other business as may properly come before the meeting.

1.4 Special Meetings. Special meetings of the shareholders may be called by the Chairman, the President or the Board of Directors and shall be called by the Secretary upon demand of shareholders as required by law. Only business within the purpose or purposes described in the notice for a special meeting of shareholders may be conducted at the meeting.

1.5 Record Dates. The record date for determining shareholders entitled to demand a special meeting is the date the first shareholder signs the demand that the meeting be held.

Except as is provided in the preceding paragraph the Board of Directors may fix, in advance, a record date to make a determination of shareholders for any purpose, such date to be not more than 70 days before the meeting or action requiring a determination of shareholders. If no such record date is set for the determination of shareholders entitled to notice of or to vote at a meeting of shareholders, or for the determination of shareholders entitled to receive payment of a dividend, then the record date shall be the close of business on the day before the date on which the first notice is given or the date on which the resolution of the Board of Directors declaring such dividend is adopted, as the case may be.

When a determination of shareholders entitled to notice of or to vote at any meeting of shareholders has been made, such determination shall be effective for any adjournment of the meeting unless the Board of Directors fixes a new record date, which it shall do if the meeting is adjourned to a date more than 120 days after the date fixed for the original meeting.

1.6 Notice of Meetings. Written notice stating the place, day and hour of each meeting of shareholders and, in case of a special meeting, the purpose or purposes for which the meeting is called shall be given not less than 10 nor more than 60 days before the date of the meeting (except when a different time is required in these Bylaws or by law) either personally or by mail, electronic mail, telecopy facsimile or other form of wire or wireless communication, or by private courier to each shareholder of record entitled to vote at such meeting and to such nonvoting shareholders as may be required by law. If mailed, such notice shall be deemed to be effective when deposited in first class United States mail with postage thereon prepaid and addressed to the shareholder at his or her address as it appears on the share transfer books of the Company. If given in any other manner, such notice shall be deemed to be effective (i) when given personally or by telephone, (ii) when sent by electronic mail, telecopy facsimile or other form of wire or wireless communication or (iii) when given to a private courier to be delivered.

If a meeting is adjourned to a different date, time or place, notice need not be given if the new date, time or place is announced at the meeting before adjournment. However, if a new record date for an adjourned meeting is fixed, notice of the adjourned meeting shall be given to shareholders as of the new record date unless a court provides otherwise.

1.7 Waiver of Notice; Attendance at Meeting. A shareholder may waive any notice required by law, the Articles of Incorporation or these Bylaws before or after the date and time of the meeting that is the subject of such notice. The waiver shall be in writing or reproduced from an electronic transmission, be signed by the shareholder entitled to the notice and be delivered to the Secretary for inclusion in the minutes or filing with the corporate records.

A shareholder's attendance at a meeting (i) waives objection to lack of notice or defective notice of the meeting unless the shareholder, at the beginning of the meeting, objects to holding the meeting or transacting business at the meeting and (ii) waives objection to consideration of a particular matter at the meeting that is not within the purpose or purposes described in the meeting notice unless the shareholder objects to considering the matter when it is presented.

1.8 Quorum and Voting Requirements. Unless otherwise required by law, a majority of the votes entitled to be cast on a matter constitutes a quorum for action on that matter. Once a share is represented for any purpose at a meeting, it is deemed present for quorum purposes for the remainder of the meeting and for any adjournment of that meeting unless a new record date is or shall be set for that adjourned meeting. If a quorum exists, action on a matter, other than the election of directors, is approved if the votes cast favoring the action exceed the votes cast opposing the action unless a greater or different number of affirmative votes is required by law or the Articles of Incorporation or these Bylaws. Directors shall be elected by a plurality of the votes cast by the shares entitled to vote in the election at a meeting at which a quorum is present. Less than a quorum may adjourn a meeting.

1.9 Action Without Meeting. Action required or permitted to be taken at a meeting of the shareholders may be taken without a meeting and without action by the Board of Directors if the action is taken by all the shareholders entitled to vote on the action. The action shall be evidenced by one or more written consents describing the action taken, signed by all the shareholders entitled to vote on the action and delivered to the Secretary for inclusion in the minutes or filing with the corporate records. The form of written consent may include an electronic transmission. Action taken by unanimous consent shall be effective according to its terms when all consents are in the possession of the Company unless the consent specifies a different effective date, in which event the action taken shall be effective as of the date specified therein provided that the consent states the date of execution by each shareholder. A shareholder may withdraw a consent only by delivering a written notice of withdrawal to the Company prior to the time that all consents are in the possession of the Company.

If not otherwise fixed pursuant to the provisions of Section 1.5, the record date for determining shareholders entitled to take action without a meeting is the date the first shareholder signs the consent described in the preceding paragraph.

1.10 Inspectors of Election. The Chairman of the meeting may appoint one or more inspectors of election to determine the qualifications of voters, the validity of proxies and the results of ballots.

ARTICLE II
DIRECTORS

2.1 General Powers. The Company shall have a Board of Directors. All corporate powers shall be exercised by or under the authority of, and the business and affairs of the Company managed under the direction of, its Board of Directors, subject to any limitation set forth in the Articles of Incorporation, and so far as this delegation of authority is not inconsistent with the laws of the Commonwealth of Virginia, with the Articles of Incorporation or with these Bylaws.

2.2 Number, Term and Election. The number of directors of the Company may be fixed or changed from time to time by resolution of the Board of Directors but shall not be less than one (1) nor more than ten (10) directors. A decrease in the number of directors shall not shorten the term of any incumbent director. Each director shall hold office until his or her death, resignation, retirement or removal or until his or her successor is elected.

2.3 Removal; Vacancies. The shareholders may remove one or more directors, with or without cause, if the number of votes cast for such removal constitutes a majority of the votes entitled to be cast at an election of directors.

A director may be removed by the shareholders only at a meeting called for the purpose of removing him or her and the meeting notice must state that the purpose, or one of the purposes of the meeting, is removal of the director.

A vacancy on the Board of Directors, including a vacancy resulting from the removal of a director or an increase in the number of directors, may be filled by (i) the shareholders, (ii) the Board of Directors or (iii) the affirmative vote of a majority of the remaining directors though less than a quorum of the Board of Directors and may, in the case of a resignation that will become effective at a specified later date, be filled before the vacancy occurs, but the new director may not take office until the vacancy occurs.

2.4 Annual and Regular Meetings. An annual meeting of the Board of Directors, which shall be considered a regular meeting, shall be held immediately following each annual meeting of shareholders for the purpose of electing officers and carrying on such other business as may properly come before the meeting. The Board of Directors may also adopt a schedule of additional meetings which shall be considered regular meetings. Regular meetings shall be held at such times and at such places, within or without the Commonwealth of Virginia, as the Chairman, the President or the Board of Directors shall designate from time to time. If no place is designated, regular meetings shall be held at the principal office of the Company.

2.5 Special Meetings. Special meetings of the Board of Directors may be called by the Chairman, the President or a majority of the directors of the Company and shall be held at such times and at such places, within or without the Commonwealth of Virginia, as the person or persons calling the meetings shall designate. If no such place is designated in the notice of a meeting, it shall be held at the principal office of the Company.

2.6 Notice of Meetings. No notice need be given of regular meetings of the Board of Directors.

Notices of special meetings of the Board of Directors shall be given to each director in person or delivered to his or her residence or business address (or such other place as he may have directed in writing) not less than twenty-four (24) hours before the meeting by mail, electronic mail, messenger, telecopy facsimile or other means of written communication or by telephoning such notice to him or her. Any such notice shall be given by the Secretary, the directors or the officer calling the meeting and shall set forth the time and place of the meeting and state the purpose for which it is called.

2.7 Waiver of Notice; Attendance at Meeting. A director may waive any notice required by law, the Articles of Incorporation or these Bylaws before or after the date and time stated in the notice and such waiver shall be equivalent to the giving of such notice. Except as provided in the next paragraph of this section, the waiver shall be in writing or reproduced from an electronic transmission, signed by the director entitled to the notice and filed with the minutes or corporate records.

A director's attendance at or participation in a meeting waives any required notice to him or her of the meeting unless the director, at the beginning of the meeting or promptly upon his or her arrival, objects to holding the meeting or transacting business at the meeting and does not thereafter vote for or assent to action taken at the meeting.

2.8 Quorum; Voting. A majority of the number of directors fixed in accordance with these Bylaws shall constitute a quorum for the transaction of business at a meeting of the Board of Directors. If a quorum is present when a vote is taken, the affirmative vote of a majority of the directors present is the act of the Board of Directors except as otherwise provided by law, the Articles of Incorporation or these Bylaws. A director who is present at a meeting of the Board of Directors or a committee of the Board of Directors when corporate action is taken is deemed to have assented to the action taken unless (i) he or she objects, at the beginning of the meeting or promptly upon his or her arrival, to holding it or transacting specified business at the meeting or (ii) he or she votes against or abstains from the action taken.

2.9 Telephonic Meetings. The Board of Directors may permit any or all directors to participate in a regular or special meeting by or conduct the meeting through the use of any means of communication by which all directors participating may simultaneously hear each other during the meeting. A director participating in a meeting by this means is deemed to be present in person at the meeting.

2.10 Action Without Meeting. Action required or permitted to be taken at a meeting of the Board of Directors may be taken without a meeting if the action is taken by all members of the Board. The action shall be evidenced by one or more written consents stating the action taken, signed by each director either before or after the action is taken and included in the minutes or filed with the corporate records. The form of written consent may include an electronic transmission. Action taken under this section shall be effective when the last director signs the consent unless the consent specifies a different effective date, in which event the action taken is effective as of the date specified therein, provided the consent states the date of execution by each director.

2.11 Compensation. The Board of Directors may fix the compensation of directors and may provide for the payment of all expenses incurred by them in attending meetings of the Board of Directors.

ARTICLE III
OFFICERS

3.1 Officers. The officers of the Company shall be a President and a Secretary and, in the discretion of the Board of Directors, a Chairman of the Board of Directors, one or more Vice-Presidents, a Treasurer and such other officers as may be deemed necessary or advisable to carry on the business of the Company. Any two or more offices may be held by the same person unless otherwise required by law. The Board of Directors may designate the Chief Executive Officer.

3.2 Election; Term. Officers shall be elected at the annual meeting of the Board of Directors and may be elected at such other time or times as the Board of Directors shall determine. They shall hold office, unless removed, until the next annual meeting of the Board of Directors or until their successors are elected. Any officer may resign at any time upon written notice to the Board of Directors and such resignation shall be effective when notice is delivered unless the notice specifies a later effective date. Vacancies among the officers shall be filled by a vote of the Board of Directors.

3.3 Removal of Officers. The Board of Directors may remove any officer at any time, with or without cause.

3.4 Duties of Officers. The President and the other officers shall have such powers and duties as generally pertain to their respective offices as well as such powers and duties as may be delegated to them from time to time by the Board of Directors. The President and each Vice President shall have authority to sign certificates for shares of stock, bonds, deeds and all manner of contracts necessary, expedient in or incident to the conduct of the Company's business and to delegate such authority and in accordance with the Company's policies and procedures, in such manner as may be approved by the President.

ARTICLE IV
SHARE CERTIFICATES

4.1 Entitlement. Every shareholder shall be entitled to a certificate or certificates for shares of record owned by him or her in such form as may be prescribed by the Board of Directors. Such certificates shall be signed by the President or a Vice President and by the Treasurer or an Assistant Treasurer or the Secretary or an Assistant Secretary.

4.2 Authorization to Issue. Notwithstanding the foregoing, the Board of Directors may authorize the issue of some or all of the shares of any or all of its classes or series without certificates. Within a reasonable time after the issue or transfer of shares without certificates, the Company shall send the shareholder a written statement of the information required on certificates by the Virginia Stock Corporation Act or other applicable law.

4.3 Transfer of Shares. Shares may be transferred by delivery of the certificate accompanied either by an assignment in writing on the back of the certificate or by a written power of attorney to sell, assign and transfer the same on the books of the Company, signed by the person appearing from the certificate to be the owner of the shares represented thereby, and shall be transferable on the books of the Company upon surrender thereof so assigned or endorsed. The person registered on the books of the Company as the owner of any shares shall be entitled exclusively, as the owner of such shares, to receive dividends and to vote in respect thereof.

ARTICLE V
MISCELLANEOUS PROVISIONS

5.1 Voting of Shares Held. Unless the Board of Directors shall otherwise provide, the Chairman of the Board of Directors, the President, any Vice President, or the Secretary may from time to time appoint one or more attorneys-in-fact or agents of the Company, in the name and on behalf of the Company, to cast the votes that the Company may be entitled to cast as a shareholder or otherwise in any other corporation, any of whose stock or securities of which may be held by the Company, at the meeting of the holders of any such other corporation, or to consent in writing to any action by any such other corporation, and may instruct the person or persons so appointed as to the manner of casting such votes or giving such consent, and may execute or cause to be executed on behalf of the Company such written proxies, consents, waivers of other instruments as he or she may deem necessary or proper; or either the Chairman of the Board of Directors, the President or the Secretary may himself or herself attend any meeting of the shareholders of any such other corporation and thereat vote or exercise any or all other powers of the Company as the shareholder of such other corporation.

5.2 Corporate Seal. In the discretion of the officers, the Company may have a corporate seal. If created, the corporate seal of the Company shall consist of a flat-faced circular die, of which there may be any number of counterparts, on which there shall be engraved the word "Seal" and the name of the Company.

5.3 Fiscal Year. The fiscal year of the Company shall be determined in the discretion of the Board of Directors, but in the absence of any such determination it shall be the calendar year.

5.4 Amendments. These Bylaws may be amended or repealed, and new Bylaws may be made at any regular or special meeting of the Board of Directors. Bylaws made by the Board of Directors may be repealed or changed and new Bylaws may be made by the shareholders, and the shareholders may prescribe that any Bylaw made by them shall not be altered, amended or repealed by the Board of Directors.

ARTICLE VI
PURPOSE AND LIMITATIONS

6.1 Limited Purpose. The Company's business and purpose shall consist solely of the following:

    To acquire a membership interest in and act as a member of Dominion Fiber Ventures, LLC, (the "LLC") pursuant to and in accordance with the Company's Articles of Incorporation, the Operating Agreement of the LLC dated as of December 21, 2000 and the LLC's Amended and Restated Limited Liability Company Agreement to be entered into as of March 16, 2001 among the LLC, the Company and Blue Ridge Telecom Trust.
    To employ and compensate individual employees and to make them available under the DTSI Services Agreement to Dominion Telecom, Inc., a Virginia corporation, to conduct its telecommunications business and related operational functions.
    To engage in such other lawful activities permitted to corporations by the Virginia Stock Corporation Act as are incidental, necessary or appropriate to the foregoing.

6.2 Limitations on Corporate Actions. The Company shall not, without the unanimous consent of its Board of Directors, do any of the following:

    engage in any business or activity other than those set forth in Section 1 above or cause or allow the LLC to engage in any business or activity other than as set forth in its Amended and Restated Limited Liability Company Agreement;

    incur any indebtedness or assume or guaranty any indebtedness of any other entity, other than the obligations incurred in connection with the Participation Agreement, indebtedness permitted thereunder and normal trade accounts payable in the ordinary course of business;

    cause the LLC to incur any indebtedness or to assume or guaranty any indebtedness of any other entity, other than pursuant to the Participation Agreement, indebtedness permitted thereunder, and normal trade accounts payable in the ordinary course of business;

    dissolve or liquidate, in whole or in part;

    cause or consent to the dissolution or liquidation, in whole or in part, of the LLC;

    consolidate or merge with or into any other entity or convey or transfer its property and assets substantially as an entirety to any entity;

    cause the LLC to consolidate or merge with or into any other entity or to convey or transfer its property and assets substantially as an entirety to any entity;

    with respect to the Company or the LLC, institute proceedings to be adjudicated bankrupt or insolvent, or consent to the institution or bankruptcy or insolvency proceedings against it, or file a petition seeking or consenting to reorganization or relief under any applicable federal or state law relating to bankruptcy, or consent to the appointment of a receiver, liquidator, assignee, trustee, sequestrator (or other similar official) of the Company or the LLC or a substantial part of property of the Company or the LLC, or make any assignment for the benefit of creditors, or admit in writing its inability to pay its debts generally as they become due, or take corporate action in furtherance of any such action;

    further amend this Amendment to the Bylaws or approve an amendment to the Amended and Restated Limited Liability Company Agreement governing the LLC; or

    resign as a member of the LLC.

In addition to the foregoing, so long as any obligation pursuant to the Participation Agreement remains outstanding and not discharged in full, the Company shall not, without the written consent of the holder of the Senior Notes, take any action set forth in items (a) through (g) and items (i) and (j).

6.3 Separateness/Operations Matters.

    Each bank account of the Company shall be separate from the bank accounts of any other Person.
    All transactions between the Company or an Affiliate of Dominion, on the one hand, and the Company, on the other, shall be duly authorized and documented and recorded accurately in the appropriate books and records of such entities, except where normal industry practice does not normally require authorization or documentation. The Company shall not enter into any transaction with Dominion or any Affiliate of Dominion, other than transactions in any calendar quarter which, taken as a whole, are fair and reasonable based on the facts and circumstances at the time such transactions were entered into and provide, in the aggregate, for exchanges of fair consideration and reasonably equivalent value between or among the parties thereto.
    The Company shall: (i) maintain and prepare separate financial reports and financial statements in accordance with GAAP, showing its assets and liabilities separate and apart from those of any other Person, and will not have its assets listed on the financial statement of any other Person; provided, however, that its assets may be included on a consolidated financial statement of its parent if, such consolidated financial statements are maintained and prepared in accordance with GAAP; (ii) maintain its books, records and bank accounts separate from those of its Affiliates, any constituent party and any other Person; and (iii) not permit any Affiliate or constituent party independent access to its bank accounts.
    The Company shall not commingle or pool any of the funds and other assets of the Company with those of any Affiliate or constituent party or any other Person, and it shall hold all of its assets in its own name.
    The Company shall do all things necessary to observe corporate and other organizational formalities and preserve its existence.
    The Company shall not guarantee, become obligated for, or hold itself or its credit out to be responsible for or available to satisfy, the debts or obligations of any other Person or the decisions or actions respecting the daily business or affairs of any other Person (except as provided for in or permitted under the Transaction Documents).
    The Company shall not acquire Equity Interests of any Affiliate (except as otherwise provided for in the Transaction Documents). The Company shall not buy or hold any evidence of indebtedness for borrowed money issued by, or make any loan or advance to, any other Person (except as otherwise provided for in the Transaction Documents).
    The Company shall not make any loans or advances (other than as otherwise provided for in or permitted under the Transaction Documents) to, or pledge its assets (other than as otherwise provided for in or permitted under the Transaction Documents) for the benefit of, any Person, including, without limitation, any Affiliate, constituent party or Affiliate of any constituent party.
    The Company shall not be consensually merged or legally consolidated with any other Person (other than consolidation for financial reporting and tax purposes, any Person that is owned or partially-owned by the Company).

6.4 Effectiveness of Amendment. This Article VI shall remain in effect for so long as the obligations of Dominion Fiber Ventures, LLC, a Delaware limited liability company, pursuant to and as described in that certain Participation Agreement dated March 16, 2001 among Dominion Resources, Inc., the Company, Dominion Telecom, Inc., Piedmont Share Trust, Monument Overfund Trust, Wilmington Trust Company and Bank One, National Association (the "Participation Agreement") shall remain outstanding. In addition, notwithstanding any other provisions contained in the provisions of these Bylaws other than the provisions of this Article, the provisions of this Article shall supercede all existing provisions to the contrary. Terms used herein which are not otherwise defined shall have the same meaning as provided in the Participation Agreement.